UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 11, 2008
Arbitron Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-1969	52-0278528

(State or Other Juris-	(Commission	(IRS Employer
diction of Incorporation	File Number)	Identification No.)

142 West 57th Street, New York, New York	10019-3300

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: 212-887-1300
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
     Arbitron Inc. is scheduled to present at the Bear Stearns 21st Annual Media Conference to be held at The Breakers Hotel in Palm Beach, Florida, on Tuesday, March 11, 2008. A copy of the slide show presentation to be made at the conference is attached hereto as Exhibit 99.1.
     The information in this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits
     (c) Exhibits.
          The following exhibit relating to Item 7.01 shall be deemed to be furnished, and not filed:
          99.1 Slide Show Presentation of Arbitron Inc.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARBITRON INC.
Date: March 11, 2008	By:	/s/ Timothy T. Smith
Timothy T. Smith
Executive Vice President & Chief Legal Officer, Legal & Business Affairs

EXHIBIT INDEX

Exhibit No.	Description

99.1	Arbitron Inc. Slide Show Presentation